UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 4, 2010

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA	19341-0645
(Address of principal executive offices)	(Zip Code)

(610) 594-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

West Pharmaceutical Services, Inc. held its annual meeting of shareholders on May 4, 2010, and the following matters were voted on at that meeting:

1.             The election of the following Class II directors, who will serve for a term of three years and until their successors are elected and qualified:

Name	For	Withheld
Thomas W. Hofmann	26,283,870	472,346
L. Robert Johnson	26,059,278	696,938
John P. Neafsey	26,056,928	699,288
Geoffrey F. Worden	26,059,513	696,704

2.             The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2010 fiscal year was approved by the following vote: For, 29,186,931; Against, 41,997; Abstain, 6,590; Broker Non-Vote,  -0-.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III, Vice President, General
Counsel and Secretary

May 10, 2010

3